SunAmerica Style Select Series, Inc.(R)
Focus Portfolio
Focused TechNet Portfolio
Supplement to the Prospectus dated May 22, 2000




     On December 1, 2000, the Board of Directors of SunAmerica Style Select Series, Inc. approved the re-designation of all Class C shares of each of the Focus and Focused TechNet Portfolios into the Class II shares of each Portfolio. Therefore, all Class C shares purchased prior to December 1, 2000 are now Class II shares. This re-designation will not affect the value of any of the shares.




Dated:  December 1, 2000